UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2011

GENTEX CORPORATION

(Exact name of registrant as specified in its charter)

Michigan

	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street

Zeeland, Michigan		49464

(Address of principal executive offices)

		(Zip Code)

Registrant's telephone number, including area code:  (616) 772-1800

_____________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07        Submission of Matters to a Vote of Security Holders.

(a)-(b)  On May 12, 2011, Gentex Corporation (the "Company") held its 2011 Annual Meeting of Shareholders.  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies.  The proposals are described in detail in the Company's Proxy Statement dated April 4, 2011.  The voting results are as follows:

Election of Directors

            The following three individuals were elected to serve as directors of the Company to hold office for three (3) year terms expiring in 2014:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Arlyn Lanting	116,157,420	1,282,483	12,705,493
Mark Newton	115,584,319	1,855,584	12,705,493
Richard Schaum	116,796,349	643,554	12,705,493

Shareholder Proposal Requesting that the Board of Directors Issue a Sustainability Report

            The shareholders did not approve the shareholder proposal requesting that the Company's Board of Directors issue a sustainability report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,081,448	57,745,073	24,613,382	12,705,493

Shareholder Proposal Requesting that the Board of Directors Initiate the Steps Required to Declassify the Board of Directors

            The shareholders did approve the shareholder proposal requesting that the Company's Board of Directors initiate the steps required to declassify the Board of Directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
100,430,041	16,830,418	179,444	12,705,493

Shareholder Proposal Requesting that the Board of Directors Initiate the Steps Required to Provide that the Director Nominees are Elected by Majority Vote in Non-Contested Director Elections

            The shareholders did approve the shareholder proposal requesting that the Company's Board of Directors initiate the steps required to provide that the director nominees are elected by majority vote in non-contested director elections:

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,980,207	19,018,818	2,964,563	17,870,819

Ratification of the Appointment of Ernst & Young LLP as the Company's Auditors for the Fiscal Year Ended December 31, 2011

            The shareholders did ratify the appointment of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ended December 31, 2011.

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,956,702	1,078,201	110,493	0

Proposal for Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers

            The shareholders did approve, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,641,619	1,337,845	460,439	12,705,493

Proposal, on an Advisory Basis, Regarding the Frequency of Future Shareholder Advisory Votes on Named Executive Officer Compensation

            The shareholders did approve, on an advisory basis, every year for the frequency of future shareholder advisory votes on named executive officer compensation:

Votes For Every Year	Votes For Two Years	Votes For Three Years	Abstentions	Broker Non-Votes
84,314,052	22,957,022	9,311,881	856,948	0

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 16, 2011	GENTEX CORPORATION
(Registrant)

	By:	/s/ Enoch Jen
Enoch Jen
Its Senior Vice President